511 SA-1 01/12

SUPPLEMENT DATED JANUARY 17, 2012

TO THE STATEMENT OF

ADDITIONAL INFORMATION

DATED NOVEMBER 1, 2011

 OF

FRANKLIN TEMPLETON MONEY FUND

The Statement of Additional Information is amended as follows:

I. The section entitled “Buying and Selling Shares – Dealer and financial intermediary compensation – Other payments” on page 24 is revised to add the following:

In addition, Investor Services may make marketing support payments to financial intermediaries that provide administrative services to defined benefit plans. Such payments may be made to compensate the intermediary for making the Fund available to such plans, and Investor Services does not seek reimbursement by the Fund for such payments.

Please keep this supplement for future reference.